MERRILL LYNCH
COLORADO
MUNICIPAL
BOND FUND





FUND LOGO





Annual Report

July 31, 1995






Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Merrill Lynch Colorado
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011





TO OUR SHAREHOLDERS


In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Tax-exempt bond yields exhibited considerable volatility during the three months ended July 31, 1995. Municipal bond yields initially fell throughout May into early June as evidence of a slowing domestic economy and moderate inflationary pressures accumulated. As measured by the Bond Buyer Revenue Bond Index, yields of A-rated, uninsured tax-exempt revenue bonds declined 35 basis points (0.35%) to 5.94%. By late June, however, amid signs of a potentially resurgent economy, particularly in the rebounding housing sector, bond yields returned to their April quarter's levels of approximately 6.30%. The lowering of short-term interest rates by the Federal Reserve Board in early July temporarily restored investor confidence and tax-exempt bond yields fell to 6.05%. As additional economic indicators were released during July, investors again saw signs that the economy was regaining momentum and that the Federal Reserve Board action had been premature. Fears that an expanding economy would have negative inflationary consequences pushed municipal bond yields higher, ending the July 31, 1995 quarter essentially unchanged at 6.27%. US Treasury bond yields exhibited a similar pattern of volatility during the July quarter. However, US Treasury bond yields continued to decline, falling approximately 50 basis points to 6.85%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately $41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
Our portfolio strategy for the year ended July 31, 1995 can effectively be divided into two parts. For the first six months of the Fund's fiscal year, we were concerned about economic growth and rising inflation pushing yields higher. To reflect this view on the market, we were decidedly cautious in our investment strategy. During this period we allowed cash reserves of up to 15% of net assets, and our bond position was largely made up of large-coupon, defensively structured bonds.

The remainder of the fiscal year brought about lower interest rates and an advancing municipal bond market. During this period, we kept cash reserves to a minimum for the purpose of seeking to enhance the return for our shareholders. We then sold higher-coupon defensive bonds to be replaced with lower-coupon performance bonds. The combination of these two strategies has resulted in positive returns and competitive current yield for our shareholders. We were able to implement both of these strategies while stressing credit quality in our investments.

The Fund ended its fiscal year with over 83% of the portfolio being rated A or better by one of the major rating agencies, which is a reflective percentage for the entire period. A common theme throughout the year was that we continued to seek high-quality bonds not only to seek to preserve capital but also to provide attractive amounts of tax-exempt income.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Colorado
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager


August 30, 1995

PERFORMANCE DATA



About Fund Performance


Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 4 and the "Recent Performance Results" table below. Data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on pages 4 and 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 4.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                        12 Month     3 Month
                                                7/31/95        4/30/95     7/31/94++   % Change++    % Change
Class A Shares*                                  $9.41          $9.24       $9.38        +0.32%        +1.84%
Class B Shares*                                   9.41           9.24        9.38        +0.32         +1.84
Class C Shares*                                   9.41           9.25        9.03        +4.21         +1.73
Class D Shares*                                   9.40           9.24        9.03        +4.10         +1.73
Class A Shares--Total Return*                                                            +6.20(1)      +3.26(2)
Class B Shares--Total Return*                                                            +5.66(3)      +3.13(4)
Class C Shares--Total Return*                                                            +8.27(5)      +2.99(6)
Class D Shares--Total Return*                                                            +8.74(7)      +3.13(8)
Class A Shares--Standardized 30-day Yield         5.31%
Class B Shares--Standardized 30-day Yield         5.02%
Class C Shares--Standardized 30-day Yield         4.91%
Class D Shares--Standardized 30-day Yield         5.22%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.522 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.131 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.475 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.119 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.341 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.117 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.390 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.129 per share ordinary income dividends.

Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares


A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                            11/26/93**            7/95

ML Colorado Municipal
Bond Fund++--Class A Shares*                 $ 9,600            $ 9,907

ML Colorado Municipal
Bond Fund++--Class B Shares*                 $10,000            $ 9,950

Lehman Brothers Municipal
Bond Index++++                               $10,000            $10,000




Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                            10/21/94**            7/95

ML Colorado Municipal
Bond Fund++--Class C Shares*                 $10,000            $10,727

ML Colorado Municipal
Bond Fund++--Class D Shares*                 $ 9,600            $10,439

Lehman Brothers Municipal
Bond Index++++                               $10,000            $11,107

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Colorado Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Colorado, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
    Past performance is not predictive of future performance.





Average Annual Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class A Shares*

Year Ended 6/30/95                         +7.45%         +3.16%
Inception (11/26/93)
through 6/30/95                            +1.31          -1.25

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class B Shares*

Year Ended 6/30/95                         +6.90%         +2.90%
Inception (11/26/93)
through 6/30/95                            +0.80          -1.08

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

Aggregate Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                            +7.17%         +6.17%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                            +7.59%         +3.28%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





PERFORMANCE DATA (concluded)



Performance Summary--Class A Shares
                            Net Asset Value     Capital Gains
Period Covered           Beginning    Ending     Distributed           Dividends Paid*      % Change**
11/26/93-12/31/93        $10.00       $10.14         --                     $0.042           + 1.82%
1994                      10.14         8.81         --                      0.512           - 8.19
1/1/95-7/31/95             8.81         9.41         --                      0.298           +10.39
                                                                            ------
                                                                      Total $0.852

                                                       Cumulative total return as of 7/31/95: +3.19%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not includesales charge; results would be lower if sales charge was included.



Performance Summary--Class B Shares
                            Net Asset Value     Capital Gains
Period Covered           Beginning    Ending     Distributed           Dividends Paid*      % Change**
11/26/93-12/31/93        $10.00       $10.14         --                     $0.037           + 1.77%
1994                      10.14         8.81         --                      0.465           - 8.66
1/1/95-7/31/95             8.81         9.41         --                      0.271           +10.08
                                                                            ------
                                                                      Total $0.773

                                                       Cumulative total return as of 7/31/95: +2.33%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Colorado
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
IDR     Industrial Development  Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
S&P     Moody's  Face                                                                                               Value
Ratings Ratings Amount                                Issue                                                       (Note 1a)

Colorado--98.7%
AAA     Aaa    $ 2,000   Adams County, Colorado, School District Number 12 Revenue Bonds,
                         Series A, 5.95%** due 12/15/2012 (b)                                                     $   714

AAA     Aaa      1,175   Arvada, Colorado, Sales and Use Tax Revenue Refunding and Improvement
                         Bonds, 6.25% due 12/01/2017 (d)                                                            1,203

AAA     Aaa      1,000   Auraria, Colorado, Higher Education Center Revenue Bonds (Student Fee),
                         Series B, 6.50% due 11/01/2016 (c)                                                         1,052

AAA     Aaa        500   Bayfield County, Colorado, Joint School District Number 10, Building Revenue
                         Bonds, UT, Series R, 6.65% due 6/01/2015 (b)                                                 541

BBB+    Baa1     1,000   Boulder County, Colorado, Hospital Revenue Refunding Bonds (Longmont United
                         Hospital Project), 5.875% due 12/01/2020                                                     889

                         Colorado Health Facilities Authority Revenue Bonds:
A1+     VMIG1++    200     (Boulder Community Hospital), VRDN, Series B, 3.80% due 10/01/2014 (a)(b)                  200
AAA     Aaa      1,000     Refunding (Boulder Community Hospital), Series B, 5.875% due 10/01/2023 (b)                979
BBB+    Baa1       500     (Swedish Medical Center Project), Series A, 6.80% due 1/01/2023                            500

A1      Aa3        200   Colorado Housing Financing Authority, M/F Revenue Bonds (Central Park Coven and
                         Greenwood), VRDN, 3.85% due 5/01/1997 (a)                                                    200

NR*     Aa         995   Colorado Housing Financing Authority, Revenue Refunding Bonds, Series D-II,
                         8.125% due 6/01/2025                                                                       1,159

NR*     Aa       1,000   Colorado Housing Financing Authority, S/F Program, AMT, Senior Series F, 8.625%
                         due 6/01/2025 (e)                                                                          1,164

                         Colorado Springs, Colorado, Utilities Revenue Refunding Bonds, Series A:
AA      Aa         500     6.50% due 11/15/2015                                                                       527
AA      Aa       1,000     Improvement, 5.125% due 11/15/2023                                                         884

NR*     VMIG1++    400   Colorado Student Obligation Board Authority, Student Loan Revenue Bonds, VRDN,
                         AMT, Senior Series A, 3.90% due 9/01/2024 (a)                                                400

AA      Aa       1,000   Colorado Water Resource Power Development Authority, Clean Water Revenue Bonds,
                         Series A, 6.30% due 9/01/2014                                                              1,053

                         Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D:
BB      Baa        500     7.75% due 11/15/2013                                                                       591
BB      Baa        620     7% due 11/15/2025                                                                          627

                         Denver, Colorado, City and County School District Number 1, Revenue Refunding
                         Bonds, Series A:
A+      A        1,000     6.50% due 6/01/2010                                                                      1,092
A+      A        2,000     6.50% due 12/01/2010                                                                     2,188

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
S&P     Moody's  Face                                                                                               Value
Ratings Ratings Amount                                Issue                                                       (Note 1a)

Colorado (concluded)

AAA     Aaa    $ 2,750   Douglas County, Colorado, School District Number 1 Revenue Bonds (Douglas
                         and Elbert Counties Improvement Project), Series A, 6.50% due 12/15/2016 (b)             $ 2,918

NR*     A1       1,000   El Paso County, Colorado, School District Number 2 Revenue Bonds (Harrison
                         Improvement Project), UT, 5.70% due 12/01/2014                                               978

NR*     Aa1      1,000   El Paso County, Colorado, School District Number 12 Revenue Bonds (Cheyenne
                         Mountain), UT, 6.65% due 9/15/2014                                                         1,058

AAA     Aaa      1,000   Garfield, Pitkin and Eagle Counties, Colorado, School District Number 1 Revenue
                         Bonds (Roaring Fork), UT, 6.60% due 12/15/2014 (b)                                         1,069

AAA     Aaa      1,500   La Plata County, Colorado, School District Number 9 Revenue Bonds (R Durango), UT,
                         6.60% due 11/01/2017 (d)                                                                   1,601

A1      VMIG1++    300   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN, 3.90% due
                         5/01/2013 (a)(c)                                                                             300

AA+     VMIG1++    100   Northglenn, Colorado, IDR, Refunding (Castle Gardens), VRDN, 3.75% due 1/01/2009 (a)         100

                         Pitkin County, Colorado, IDR, Refunding Bonds (Aspen Skiing Co. Project), VRDN (a):
A1      NR*        900     AMT, Series B, 4.20% due 4/01/2014                                                         900
A1      NR*        200     Series A, 3.90% due 4/01/2016                                                              200

NR*     A          750   Pitkin County, Colorado, Refunding and Improvement Bonds, UT, 6.875% due 12/01/2024          796

A+      Aa       1,000   Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series BB,
                         5.50% due 6/01/2018                                                                          948

AAA     Aaa      1,000   Summit County, Colorado, School District Number 1 Revenue Bonds, UT, 6.70% due
                         12/01/2014 (d)                                                                             1,085

Total Investments (Cost--$27,155)--98.7%                                                                           27,916

Other Assets Less Liabilities--1.3%                                                                                   381
                                                                                                                  -------
Net Assets--100.0%                                                                                                $28,297
                                                                                                                  =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(c)AMBAC Insured.
(d)FGIC Insured
(e)FHA Insured
(b)MBIA Insured.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$27,154,547) (Note 1a)                          $ 27,916,369
                    Cash                                                                                          27,943
                    Receivables:
                      Interest                                                             $    336,936
                      Investment adviser (Note 2)                                                50,608          387,544
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      21,217
                    Prepaid expenses and other assets (Note 1e)                                                   47,523
                                                                                                            ------------
                    Total assets                                                                              28,400,596
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                        27,908
                      Distributor (Note 2)                                                        6,915
                      Beneficial interest redeemed                                                  564           35,387
                                                                                           ------------
                    Accrued expenses                                                                              68,075
                                                                                                            ------------
                    Total liabilities                                                                            103,462
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 28,297,134
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                       $    103,677
                    Class B Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                            181,914
                    Class C Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                              1,726
                    Class D Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                             13,447
                    Paid-in capital in excess of par                                                          29,198,462
                    Accumulated realized capital losses on investments--net (Note 5)                          (1,963,914)
                    Unrealized appreciation on investments--net                                                  761,822
                                                                                                            ------------
                    Net assets                                                                              $ 28,297,134
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $9,754,571 and 1,036,771 shares
                    of beneficial interest outstanding                                                      $       9.41
                                                                                                            ============
                    Class B--Based on net assets of $17,115,549 and 1,819,141 shares
                    of beneficial interest outstanding                                                      $       9.41
                                                                                                            ============
                    Class C--Based on net assets of $162,441 and 17,258 shares
                    of beneficial interest outstanding                                                      $       9.41
                                                                                                            ============
                    Class D--Based on net assets of $1,264,573 and 134,476 shares
                    of beneficial interest outstanding                                                      $       9.40
                                                                                                            ============



                    See Notes to Financial Statements.

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  1,506,056
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    138,993
                    Account maintenance and distribution fees--Class B (Note 2)                  76,472
                    Professional fees                                                            65,808
                    Accounting services (Note 2)                                                 46,434
                    Printing and shareholder reports                                             46,134
                    Registration fees (Note 1e)                                                  26,540
                    Transfer agent fees--Class B (Note 2)                                        10,957
                    Amortization of organization expenses (Note 1e)                               6,384
                    Transfer agent fees--Class A (Note 2)                                         5,378
                    Pricing fees                                                                  3,602
                    Custodian fees                                                                2,916
                    Trustees' fees and expenses                                                   1,193
                    Account maintenance fees--Class D (Note 2)                                      743
                    Transfer agent fees--Class D (Note 2)                                           430
                    Account maintenance and distribution fees--Class C (Note 2)                     226
                    Transfer agent fees--Class C (Note 2)                                            35
                    Other                                                                         3,316
                                                                                           ------------
                    Total expenses before reimbursement                                         435,561
                    Reimbursement of expenses (Note 2)                                         (293,443)
                                                                                           ------------
                    Total expenses after reimbursement                                                           142,118
                                                                                                            ------------
                    Investment income--net                                                                     1,363,938
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,161,781)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                         1,501,199
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  1,703,356
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                           For the       For the Period
                                                                                          Year Ended    Nov. 26, 1993++
Increase (Decrease) in Net Assets:                                                      July 31, 1995   to July 31, 1994
Operations:         Investment income--net                                                 $  1,363,938     $    711,374
                    Realized loss on investments--net                                        (1,161,781)        (802,133)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          1,501,199         (739,377)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations           1,703,356         (830,136)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (524,727)        (297,744)
(Note 1f):            Class B                                                                  (795,258)        (413,630)
                      Class C                                                                    (1,891)              --
                      Class D                                                                   (42,062)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (1,363,938)        (711,374)
                                                                                           ------------     ------------

Beneficial          Net increase in net assets derived from beneficial interest
Interest            transactions                                                              2,801,169       26,598,057
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase in net assets                                              3,140,587       25,056,547
                    Beginning of period                                                      25,156,547          100,000
                                                                                           ------------     ------------
                    End of period                                                          $ 28,297,134     $ 25,156,547
                                                                                           ============     ============

Financial Highlights
                                                                                   Class A                  Class B
                                                                                         For the                 For the
                                                                             For the      Period     For the      Period
The following per share data and ratios have been derived                      Year      Nov. 26,      Year      Nov. 26,
from information provided in the financial statements.                        Ended     1993++ to     Ended     1993++ to
                                                                             July 31,    July 31,    July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                        1995        1994        1995        1994
Per Share           Net asset value, beginning of period                      $   9.38   $  10.00    $   9.38   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .52        .34         .48        .31
                    Realized and unrealized gain (loss) on
                    investments--net                                               .03       (.62)        .03       (.62)
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .55       (.28)        .51       (.31)
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.52)      (.34)       (.48)      (.31)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.41   $   9.38    $   9.41   $   9.38
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.20%     (2.83%)+++   5.66%     (3.16%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement                    .24%       .03%*       .26%       .04%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses, net of reimbursement                                .24%       .03%*       .76%       .54%*
                                                                              ========   ========    ========   ========
                    Expenses                                                     1.40%      1.52%*      1.93%      2.03%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.71%      5.36%*      5.20%      4.73%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  9,755   $ 10,634    $ 17,116   $ 14,522
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          73.86%     82.71%      73.86%     82.71%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                           For the Period
from information provided in the financial statements.                                             October 21, 1994++
                                                                                                   to July 31, 1995
Increase (Decrease) in Net Asset Value:                                                         Class C         Class D
Per Share           Net asset value, beginning of period                                       $   9.03         $   9.03
Operating                                                                                      --------         --------
Performance:        Investment income--net                                                          .35              .40
                    Realized and unrealized gain on investments--net                                .38              .37
                                                                                               --------         --------
                    Total from investment operations                                                .73              .77
                                                                                               --------         --------
                    Less dividends from investment income--net                                    (.35)            (.40)
                                                                                               --------         --------
                    Net asset value, end of period                                             $   9.41         $   9.40
                                                                                               ========         ========

Total Investment    Based on net asset value per share                                            8.27%+++         8.74%+++
Return:**                                                                                      ========         ========

Ratios to           Expenses, excluding account maintenance and distribution
Average             fees and net of reimbursement                                                  .35%*            .28%*
Net Assets:                                                                                    ========         ========
                    Expenses, net of reimbursement                                                 .95%*            .38%*
                                                                                               ========         ========
                    Expenses                                                                      2.04%*           1.49%*
                                                                                               ========         ========
                    Investment income--net                                                        5.01%*           5.66%*
                                                                                               ========         ========

Supplemental        Net assets, end of period (in thousands)                                   $    162         $  1,265
Data:                                                                                          ========         ========
                    Portfolio turnover                                                           73.86%           73.86%
                                                                                               ========         ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Colorado Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed expense limitations at the time of payment.

For the year ended July 31, 1995, FAM earned fees of $138,993, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $154,450.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account      Distribution
                         Maintenance Fee      Fee

Class B                       0.25%          0.25%
Class C                       0.25%          0.35%
Class D                       0.10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             MLFD        MLPF&S

Class A                      $343        $3,565
Class D                      $540        $3,563

For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $42,885 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $19,383,510 and $17,124,354, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:


                                   Realized       Unrealized
                                    Losses          Gains

Long-term investments             $  (960,166)  $    761,822
Financial futures contracts          (201,615)            --
                                  -----------   ------------
Total                             $(1,161,781)  $    761,822
                                  ===========   ============


As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $761,822, of which $993,739 related to appreciated securities and $231,917 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $27,154,547.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $2,801,169 and $26,598,057 for the year ended July 31, 1995 and for the period ended July 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares
for the Year Ended                                  Dollar
July 31, 1995                         Shares        Amount


Shares sold                           845,320    $ 7,350,840
Shares issued to share-
holders in reinvestment
of dividends                           17,353        159,391
                                 ------------    -----------
Total issued                          862,673      7,510,231
Shares redeemed                      (958,997)    (8,589,491)
                                 ------------    -----------
Net decrease                          (96,324)   $(1,079,260)
                                 ============    ===========


Class A Shares for the Period
November 26, 1993++                                 Dollar
to July 31, 1994                      Shares        Amount


Shares sold                         1,233,303    $12,258,088
Shares issued to share-
holders in reinvestment
of dividends                           11,404        108,470
                                 ------------    -----------
Total issued                        1,244,707     12,366,558
Shares redeemed                      (116,612)    (1,140,447)
                                 ------------    -----------
Net increase                        1,128,095    $11,226,111
                                 ============    ===========

[FN]
++Prior to November 26, 1993 (commencement of operations), the Fund issued 5,000 shares to FAM for $50,000.



Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           590,823    $ 5,418,198
Shares issued to shareholders
in reinvestment of dividends           30,471        279,150
                                 ------------    -----------
Total issued                          621,294      5,697,348
Shares redeemed                      (349,817)    (3,164,237)
                                 ------------    -----------
Net increase                          271,477    $ 2,533,111
                                 ============    ===========



Class B Shares for the Period                       Dollar
Nov. 26, 1993++ to July 31, 1994      Shares        Amount

Shares sold                         1,665,981    $16,563,289
Shares issued to share-
holders in reinvestment
of dividends                           14,570        139,229
                                 ------------    -----------
Total issued                        1,680,551     16,702,518
Shares redeemed                      (137,887)    (1,330,572)
                                 ------------    -----------
Net increase                        1,542,664    $15,371,946
                                 ============    ===========

[FN]
++Prior to November 26, 1993 (commencement of operations), the Fund issued 5,000 shares to FAM for $50,000.


Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                            17,718    $   165,714
Shares issued to share-
holders in reinvestment
of dividends                              121          1,130
                                 ------------    -----------
Total issued                           17,839        166,844
Shares redeemed                          (581)        (5,534)
                                 ------------    -----------
Net increase                           17,258    $   161,310
                                 ============    ===========

[FN]
++Commencement of Operations.



Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           160,346    $ 1,421,717
Shares issued to shareholders
in reinvestment of dividends            1,729         16,078
                                 ------------    -----------
Total issued                          162,075      1,437,795
Shares redeemed                       (27,599)      (251,787)
                                 ------------    -----------
Net increase                          134,476    $ 1,186,008
                                 ============    ===========

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $1,707,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.





<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Colorado Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Colorado Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for the year then ended and the period November 26, 1993 (commencement of operations) to July 31, 1994, and the financial highlights for the year then ended and the period November 26, 1993 (commencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procdures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Colorado Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 30, 1995
</AUDIT-REPORT>





IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Colorado Municipal Bond Fund during its taxable year ended July 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.